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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 22, 2004


                       Allegheny Technologies Incorporated
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-12001                 25-1792394
----------------------------           -----------           ------------------
(State or other jurisdiction           (Commission              (IRS Employer
 of incorporation)                     File Number)          Identification No.)


         1000 Six PPG Place, Pittsburgh, Pennsylvania        15222-5479
         --------------------------------------------        ----------
           (Address of principal executive offices)          (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800



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ITEM 5.    OTHER EVENTS

           On July 22, 2004, Allegheny Technologies Incorporated (the Company) agreed to sell 12,000,000 shares of its common stock, par value $0.10 per share, pursuant to the Underwriting Agreement dated July 22, 2004 by and among the Company and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as representatives of the underwriters listed in Schedule 1 thereto (the Underwriters), and, at the option of the Underwriters, up to an additional 1,800,000 shares of Company common stock, at a price of $17.50 per share, pursuant to a registration statement on Form S-3 (File No. 333-113820), including a related Prospectus dated May 26, 2004, as supplemented by a Prospectus Supplement dated July 22, 2004.

           Filed as Exhibit 1.1 is the Underwriting Agreement dated July 22, 2004, relating to the offering. Filed as Exhibits 4.1, 5.1, 23.1 and 99.1 are a specimen common stock certificate, the opinion of Kirkpatrick & Lockhart LLP regarding the validity of the common stock to be sold in the offering, the consent of Kirkpatrick & Lockhart LLP and the press release issued by the Company with respect to the offering on July 23, 2004, respectively.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c)    Exhibits

                  Exhibit 1.1 Underwriting Agreement dated July 22, 2004 between the Company and J.P. Morgan Securities Inc and Citigroup Global Markets Inc., as Representatives for the Underwriters (filed herewith).

                  Exhibit 4.1 Specimen Stock Certificate for the Common Stock of Allegheny Technologies Incorporated (incorporated herein by reference to Exhibit 6 to the Company's Registration Statement on Form 8-A filed July 30, 1996).

                  Exhibit 5.1 Opinion of Kirkpatrick & Lockhart LLP (filed herewith).

                  Exhibit 23.1 Consent of Kirkpatrick & Lockhart LLP (included in Exhibit 5.1).

                  Exhibit 99.1 Press Release dated July 23, 2004 (filed herewith).



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ALLEGHENY TECHNOLOGIES INCORPORATED


                                            By: /s/ Jon D. Walton
                                                ------------------------------
                                                Jon D. Walton
                                                Executive Vice President, Human
                                                Resources, Chief Legal and
                                                Compliance Officer


Dated:  July 23, 2004



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                                  EXHIBIT INDEX



   Exhibit 1.1 Underwriting Agreement dated July 22, 2004 between the Company and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Representatives for the Underwriters (filed herewith).

   Exhibit 4.1          Specimen Stock Certificate for the Common
                        Stock of Allegheny Technologies Incorporated
                        (incorporated herein by reference to Exhibit 6 to the Company's Registration Statement on Form 8-A filed July 30, 1996).

   Exhibit 5.1          Opinion of Kirkpatrick & Lockhart LLP (filed herewith).

   Exhibit 23.1         Consent of Kirkpatrick & Lockhart LLP (included in
                        Exhibit 5.1).

   Exhibit 99.1         Press Release dated July 23, 2004 (filed herewith).



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